SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    September 22, 2005
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                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                         1-12381                 22-3463939
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
 of Incorporation)                    File Number)           Identification No.)


6 Brighton Road, Clifton, New Jersey                              07015
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (973) 778-1300
                                                   -----------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01    Regulation FD Disclosure

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated September 22, 2005, concerning the Company's outlook, including currently estimated sales and earnings for the third quarter of 2005. Such estimated sales and earnings constitute "forward looking" information within the meaning of The Private Securities Litigation Reform Act of 1995.


Item 8.01    Other Events

On September 22, 2005, the Company also announced that its Board of Directors is exploring strategic alternatives to enhance shareholder value including a possible sale of the Company. The Company said there can be no assurance that any transaction will occur or, if one is undertaken, its terms or timing. The Company has retained Credit Suisse First Boston LLC as its financial advisor to assist in the process. The Company stated that it does not expect to update its progress or disclose developments with respect to the exploration of strategic alternatives unless the Board of Directors has approved a definitive transaction.

A copy of the  Company's  press  release is attached to this  Current  Report as
Exhibit 99.1.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits

       99.1  Press Release of Linens 'n Things, Inc., dated September 22, 2005




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LINENS 'N THINGS, INC.



Dated:   September 22, 2005                   By:    /s/ William T. Giles
                                                 -------------------------------
                                              Name:  William T. Giles
                                              Title: Executive Vice President,
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                Description
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99.1  Press Release of Linens 'n Things, Inc., dated September 22, 2005